EXHIBIT 32
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the annual report of SL Industries, Inc., (the “Company”) on Form 10-K for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 24, 2008		/s/ James C. Taylor

	Name:	James C. Taylor
	Title:	President and Chief Executive Officer

March 24, 2008		/s/ David R. Nuzzo

	Name:	David R. Nuzzo
	Title:	Vice President, Chief Financial Officer, Treasurer and Secretary